UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported):  May 14, 2024

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 14, 2024, at the 2024 annual meeting of shareholders (the “Annual Meeting”) of Cummins Inc. (the “Company”), the Company’s shareholders voted on the following proposals:
•The election of eleven directors for a one-year term to expire at the Company’s 2025 annual meeting of shareholders;
•An advisory vote on the compensation of the Company’s named executive officers;
•The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2024;
•A shareholder proposal regarding an independent board chairman; and
•A shareholder proposal regarding linking executive compensation to achieving 1.5°C emissions reductions.
As of the March 21, 2024 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 136,758,679 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 82.5% of all votes were represented at the Annual Meeting in person or by proxy.
The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.
1.Election of Eleven Directors for a One-Year Term to Expire at the Company’s 2025 Annual Meeting of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
Jennifer W. Rumsey	88,458,860	6,539,605	357,407	17,523,019
Gary L. Belske	93,334,047	1,620,924	400,901	17,523,019
Robert J. Bernhard	89,029,864	5,962,201	363,807	17,523,019
Bruno V. Di Leo Allen	92,663,340	2,285,272	407,260	17,523,019
Daniel W. Fisher	94,358,920	604,367	392,585	17,523,019
Carla A. Harris	91,187,443	3,814,428	354,001	17,523,019
Thomas J. Lynch	89,592,124	5,338,040	425,708	17,523,019
William I. Miller	87,963,955	7,089,669	302,248	17,523,019
Kimberly A. Nelson	92,405,133	2,597,167	353,572	17,523,019
Karen H. Quintos	92,326,981	2,669,408	359,483	17,523,019
John H. Stone	94,452,414	520,563	382,895	17,523,019
2.Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
89,248,608	5,655,401	451,863	17,523,019
3.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2024

For	Against	Abstain	Broker Non-Votes
107,565,328	5,071,279	242,284	—
4.Shareholder Proposal Regarding an Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
41,415,876	53,460,424	479,572	17,523,019
5.Shareholder Proposal Regarding Linking Executive Compensation to Achieving 1.5°C emissions reductions

For	Against	Abstain	Broker Non-Votes
15,609,081	79,253,669	493,122	17,523,019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024

CUMMINS INC.
/s/ NICOLE Y. LAMB-HALE
Nicole Y. Lamb-Hale Vice President, Chief Legal Officer & Corporate Secretary